                      GT GLOBAL VARIABLE INVESTMENT FUNDS

       SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997, AS REVISED MAY 1, 1997
                 SUPPLANTING SUPPLEMENT DATED JANUARY 20, 1998

--------------------------------------------------------------------------------

THE FOLLOWING SUPPLEMENTS THE DISCLOSURE UNDER "INVESTMENT OBJECTIVES AND POLICIES" WITH RESPECT TO GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND ("U.S. GOVERNMENT INCOME FUND"):

With respect to up to 35% of its total assets, securities in which the Fund may invest include commercial paper and other short term debt obligations of U.S. and foreign corporations, rated at least A-1 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or Prime-1 by Moody's Investors Service, Inc., or, if not rated, determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be of comparable quality.

THE FOLLOWING SUPPLEMENTS THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO G.T. VARIABLE INVESTMENT SERIES AND G.T. VARIABLE INVESTMENT TRUST (THE "COMPANIES"):

On  January 30,  1998, Liechtenstein Global  Trust ("LGT"),  the indirect parent organization of the Manager, entered into an agreement with AMVESCAP PLC ("AMVESCAP") pursuant to which AMVESCAP will acquire LGT's Asset Management Division, which includes the Manager. AMVESCAP is a holding company formed in 1997 by the merger of INVESCO PLC and A I M Management Group Inc. Consummation of the transaction is subject to a number of contingencies, including regulatory approvals. Because the transaction would constitute an assignment of the Companies' investment management agreements under the Investment Company Act of 1940 (and, therefore, a termination of such agreements), it is anticipated that the approval of the Companies' Boards of Trustees and the Companies' shareholders of new investment management arrangements will be sought. The Manager anticipates that the new investment management arrangements will be presented for shareholder approval, and anticipates that the transaction will close, on or about May 31, 1998.

THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO GT GLOBAL VARIABLE EMERGING MARKETS FUND ("EMERGING MARKETS FUND"), GT GLOBAL VARIABLE LATIN AMERICA FUND ("LATIN AMERICA FUND"), GT GLOBAL VARIABLE INFRASTRUCTURE FUND ("INFRASTRUCTURE FUND"), GT GLOBAL VARIABLE AMERICA FUND ("AMERICA FUND"), GT GLOBAL VARIABLE EUROPE FUND ("EUROPE FUND"), U.S. GOVERNMENT INCOME FUND AND GT GLOBAL MONEY MARKET FUND ("MONEY MARKET FUND"):

Allan Conway, Hugh Hunter, Aziz Minhas, Darren Read, Christine Rowley and Mark Thorogood -- all members of the Manager's Global Emerging Markets Equity team -- are Portfolio Managers for the Emerging Markets Fund. Mr. Conway joined the Manager and LGT Asset Management PLC (London) ("LGT Asset Management"), an affiliate of the Manager, in January 1997 as Head of the Global Emerging Markets Equity team. Based in London, he manages a centralized team of global emerging market fund managers. From 1992 to 1997, Mr. Conway was Director of International Equities at Hermes Investment Management ("Hermes"), and from 1982 to 1992 was a Portfolio Manager, and eventually Head of Overseas Equities, at Provident Mutual. Mr. Hunter has been a Portfolio Manager for the Manager and
LGT Asset Management since June 1997. From 1987 to 1997, he was Head of Quantitative Emerging Strategy at ING-Barings (Hong Kong) ("Barings"). Mr. Minhas has been a Portfolio Manager for the Manager and LGT Asset Management since December 1997. Prior thereto, he was an Investment Analyst and then a Senior Investment Analyst with Abu Dhabi Investment Authority (London) from 1990 to 1997. Mr. Read has been a Portfolio Manager for the Manager and LGT Asset Management since May 1997. From 1995 to 1997, Mr. Read was a Senior Investment Analyst at Hermes responsible for stock selection and strategic asset allocation input in a number of emerging markets. Prior thereto, Mr. Read was a Chartered Accountant in the Financial Markets Division of Arthur Andersen from 1991 to 1995. Ms. Rowley has been a Portfolio Manager for the Manager, LGT Asset Management and LGT Asset Management Ltd. (Hong Kong), an affiliate of the Manager, since 1992. In this position, Ms. Rowley managed Asian emerging market portfolios and, commencing in 1997, global emerging market portfolios. Prior thereto, Ms. Rowley was an Analyst with the Bank of England from 1989 to 1990. Mr. Thorogood joined the Manager and LGT Asset Management in May 1997 as a Portfolio Manager. Prior thereto,

                                     [LOGO]
he worked for Barings from 1994 to 1997 as a proprietary Trader. From 1987 to 1994, Mr. Thorogood was at Provident Mutual, first as an Analyst, and then as a Portfolio Manager covering the Japanese and Asian Equity Markets.

Allan Conway and David Manuel are Portfolio Managers for the Latin America Fund. Mr. Manuel has been a Portfolio Manager for the Manager and LGT Asset Management since November 1997. From 1987 to 1997, he was an Investment Analyst and Portfolio Manager and, starting in 1994, Head of Latin American Equities for Abbey Life Investment Services Ltd. (London).

Brian T. Nelson is the Portfolio Manager for Infrastructure Fund. Mr. Nelson joined the Manager as a Senior Equity Research Analyst in April 1995. From 1988 to 1995, Mr. Nelson was an Equity Research Analyst and eventually a Co-Portfolio Manager for Franklin Resources, Inc. (San Mateo, CA).

Brent W. Clum is the Portfolio Manager for the America Fund. Mr. Clum has been a Portfolio Manager for the Manager since 1997. From 1995 to 1997, Mr. Clum was a Senior Equity Research Analyst for the Manager. Prior thereto, Mr. Clum was a Vice President and Analyst at T. Rowe Price from 1990 to 1995. Mr. Clum is a Chartered Financial Analyst and a Certified Public Accountant.

Nicholas S. Train and Nicholas J. Ford are the Portfolio Managers for the Europe Fund. Mr. Train has been Head of investment for the United Kingdom and Europe for the Manager and LGT Asset Management since 1996. Prior thereto, Mr. Train was a Portfolio Manager for the Manager and LGT Asset Management from 1984 to 1996. Mr. Ford has been a Portfolio Manager for the Manager since February 1998, and a Portfolio Manager for LGT Asset Management since 1996. From 1994 to 1996, Mr. Ford was Director of Equities for Lehman Brothers Global Asset Management PLC (London). Prior thereto, he was a Portfolio Manager and Head of European Equities for Hill Samuel Investment Management PLC (London) from 1990 to 1994.

Cheng-Hock Lau and Edward J. O'Hara are the Portfolio Managers for the U.S. Government Income Fund. Mr. Lau has been Chief Investment Officer for Global Fixed Income for the Manager since November 1996, and was a Senior Portfolio Manager for global/international fixed income for the Manager from July 1995 to November 1996. Prior thereto, Mr. Lau was a Senior Vice President and Senior Portfolio Manager for Fiduciary Trust Company International from 1993 to 1995, and Vice President at Banker's Trust Company from 1991 to 1993. Mr. O'Hara joined the Manager in August 1995 as a Senior Portfolio Manager in the high grade fixed income group. Prior thereto, Mr. O'Hara was a Manager for Ark Asset Management, Inc., formerly Lehman Management Company, Inc., from 1983 to 1989, and a Senior Manager from 1989 to August 1995.

Cheng-Hock Lau and Heide Koch are the Portfolio Managers for the Money Market Fund. Ms. Koch has been a Portfolio Manager for the Fund since 1997, and a Portfolio Manager for the Manager since 1991.

On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc. (San Francisco), and the resulting entity was renamed Chancellor LGT Asset Management, Inc. Prior to October 31, 1996, Mr. Clum, Ms. Koch, Mr. Lau, Mr. Nelson and Mr. O'Hara were employees only of Chancellor Capital.

VARST803M                                                          March 3, 1998